                                                                   Exhibit 10.22
                                                                   -------------

                             OFFICE BUILDING LEASE
                             ---------------------

     l. PARTIES. This Lease, dated, for reference purposes only, July 19, 1995, is made by and between CHRISMAN, BYNUM, & JOHNSON P.C. (herein called "Landlord") and EQUITABLE BANK OF LITTLETON, (herein called "Tenant").

     2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and by reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 2,400 square feet, (including a pro rata share of the common areas) and being situated on the FIRST FLOOR of that certain building known as CHRISMAN, BYNUM, AND JOHNSON LAW BUILDING located at 1900 15th Street, Boulder, Colorado. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

     3. TERM. The term of this Lease shall be for FIVE (5) years, commencing on the 1st day of October, 1995, and ending on the 30th day of September 2000.

     4. POSSESSION.

          a. Landlord shall deliver possession of the Premises to Tenant "as is" on October 1, 1995, subject to warranty claims.

          b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of the Lease. Said early possession shall not advance the termination date herein above provided.

     5. RENT.

          a. Tenant agrees to pay to Landlord as basic monthly rental, without prior notice or demand, as follows:

          October 1, 1995 through September 30, 1996       $3,600.00
          October 1, 1996 through September 30, 1997       $3,800.00
          October 1, 1997 through September 30, 1998       $4,000.00
          October 1, 1998 through September 30, 1999       $4,200.00
          October 1, 1999 through September 30, 2000       $4,600.00

payable on or before the first day of each calendar month of the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at 1900 Fifteenth Street, Boulder, Colorado 80302, or to such other person or at such other place as Landlord may from time to time designate in writing.

          b. Notwithstanding any provision contained herein, the basic monthly rental due under the terms hereof shall at no time be less than THREE THOUSAND SIX HUNDRED and 00/100 Dollars ($3.600.00).

     6. SECURITY DEPOSIT. Tenant shall deposit with Landlord the sum of FOUR THOUSAND NINE HUNDRED DOLLARS AND 00/100 Dollars ($4,900.00). Said sum shall be held by landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after receipt of written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

     7. OPERATING EXPENSES. For the purposes of this Article, operating expenses means all reasonable and necessary costs and expenses of every kind and nature, other than those expressly excluded below, paid or incurred by Landlord in operating, managing, repairing, maintaining and administering the Building including, without limitation or duplication:

          a. The cost of all insurance required to be kept by Landlord pursuant to this Lease and any other insurance which Landlord may reasonably elect to obtain with respect to the operation or ownership of the Property and the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Property (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates).

          b. The cost of general repairs, maintenance and replacements (excluding replacement HVAC equipment and roof) made from time to time by Landlord to the Property,

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

including costs under mechanical or other maintenance contracts and repairs and replacements of equipment used in connection with such maintenance and repair work.

          c. The cost of pest control, security, cleaning and snow and ice removal services.

          d. The cost of maintaining, repairing, redecorating, renovating, replacement of floor coverings, and landscaping the Common Facilities, and of maintaining and operating any fire detection, fire prevention, lighting and communications systems.

          e. The cost of all utilities (including, without limitation, water, sewer, gas and electricity) used or consumed.

          f. The cost of providing heating, ventilating and cooling to the interior portions of the Building, if any.

          g. Remuneration (including wages, usual expense accounts and fringe benefits, costs to Landlord of workmen's compensation and disability insurance and payroll taxes) and fees of persons and companies to the extent engaged in operating, managing, repairing, maintaining, or administering the Property.

          h. The cost of reasonable and market rate professional property management fees, supplying any on-site manager with necessary office space, office equipment and supplies in the Building, and costs incurred by Landlord or its agents in engaging accountants or other consultants to assist in making the computations required hereunder.

          i. The cost of capital improvements and structural repairs and replacements made in, on or to the Property that are [i] made in order to conform to changes subsequent to the Commencement Date in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Property, or [ii] designed primarily to reduce operating Expenses or the rate of increase in Operating Expense [iii] the replacement of the roof, heating, ventilating and air conditioning equipment; such costs shall be charged by Landlord to Operating Expense in equal annual installments over the useful life of such capital improvement or structural repair or replacement (as reasonably determined by Landlord) together with interest on the balance of the unreimbursed cost at 4% above the Prime Rate charged by Bank One in Boulder on the date the cost was incurred by Landlord.

          j. Real property taxes and assessments, gross receipts, taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both).

          k. Other costs and expenses, including supplies, not otherwise expressly excluded hereunder attributable to the operation, management, repair, maintenance and administration of the Property.

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

          l. A reserve for replacement of heating, ventilating and air conditioning equipment and replacement of the roof of Nineteen Thousand Dollars ($19,000.00) per annum.

     Operating Expenses shall not, however, include the following:

          m. Any charge for depreciation of the Building or equipment and any interest or other finance charge.

          n. The cost of any work, including painting, decorating and work in the nature of tenant finish, which Landlord performs in any Rentable Premises other than work of a kind and scope which Landlord would be obligated to perform in the Demised Premises.

          o. The cost of repairs, replacements or other work occasioned by insured casualty or defects in construction or equipment to the extent such cost is reimbursed to Landlord (or not charged to Landlord) by reason of collected insurance proceeds (using Landlord's good faith efforts to collect such proceeds) or any contractors, manufacturers' or suppliers' warranties.

          p. Expenditures required to be capitalized for federal income tax purposes (except as provided in Article 7, paragraph 1.).

          q. Leasing commissions, advertising expenses and other costs incurred in leasing space in the Building except as otherwise expressly provided in this Lease.

          r.   The cost of repairing or rebuilding necessitated by condemnation.

          s. The cost of any damage to the Property or any settlement, payment or judgment incurred by Landlord, resulting in neither case from Landlord's tortious act, neglect or breach of this Lease that is not covered by insurance proceeds.

     Tenant shall pay 8.5938% of Operating Expenses paid or incurred by the Landlord for the operation or maintenance of the Building of which the Premises are a part. This percentage is calculated on the assumption of a total net rentable area of 27,927 square feet for floors one (1) through (3). The percentage set forth above is based upon the assumption that the Premises are approximately 2,400 square feet. If the leasable square footage is less or more than 2,400 square feet the percentage will change to conform to the actual leasable square footage as determined by the project architect, OZ Architecture. Upon commencement of this Lease, Landlord shall give Tenant a statement of the amount of Operating Expenses payable by Tenant with each payment of rent, which shall be based upon a best estimate of such expenses if no record of actual expenses for the prior year are available. Landlord shall reasonably endeavor to give to Tenant on or before the first day of March of each year thereafter a statement of the increase in Operating Expenses payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in Operating Expenses. The total amount of

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

actual Operating Expenses for the prior year shall be used as an estimate for current year and this amount shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next year's statement is rendered. If Operating Expenses are more than estimated, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase with the regular monthly rent payment. If Operating Expenses are less than estimated, then Tenant shall receive credit against future rent and operating expenses.

     Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

     8. USE. Tenant shall use the Premises for GENERAL OFFICE AND BANKING purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will, in any way, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will, in any way, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter by enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment against Tenant, whether the Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

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

     10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall, on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same, must first be approved of in writing by the Landlord. Upon the expiration or earlier termination of the term hereof, Tenant shall, upon the written demand by the Landlord, given at least thirty
(30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made which have been designated by the Landlord to be removed, and repair any damage to the Premises caused by such removal.

     11. REPAIRS.

          a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease hereof; surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided herein, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

          b. Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. The cost of all such repairs (except repairs of structural defects) shall be included in Operating Expenses as provided in
Article 7 hereof. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant shall waive the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

     13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

     14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditament, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

     15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

     16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance of not less than One Million Dollars ($1,000,000.00) insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord.

     17. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

     Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

     18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

     19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall, from time to time, promulgate. Landlord reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

     20. HOLDING OVER. If Tenant remains in possession of the Premises or any part after the expiration of the term hereof, without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

     21. ENTRY BY LANDLORD. Landlord reserves, and shall at any and all times, reasonably have the right to enter the Premises, inspect the same, and any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably; and provided further, such entry shall be limited as required by national banking laws and in the presence of a Tenant representative during normal and usual business hours. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that the Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

     In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than twenty-five percent (25%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than twenty-five percent (25%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, or partitions, with respect to property installed in the Premises by Tenant.

     The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

          a.   The vacating or abandonment of the Premises by Tenant

          b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice is received by Tenant from Landlord.

          c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

     24. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

          a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of the Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twenty percent (20%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24.b.

          b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

     25. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) of the premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

     26. ESTOPPEL STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     27. PARKING. Tenant shall have the use of four (4) parking permits, so long as available to Landlord, for City parking lots located within a five block radius of building of which the Premises are a part. Tenant will be billed quarterly for these permits the months of January, April, July, and October and shall pay therefor at the time of paying rent for said months.

     28.  AUTHORITY OF PARTIES.

          a.   Corporate Authority.  If Tenant is a corporation, each individual
               -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          b.   Limited Partnerships. If the Landlord herein is a limited
               --------------------
partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

     29.  GENERAL PROVISIONS.

          a.   Plats and Riders. Clauses, plats and riders, if any, signed by
               ----------------
the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

          b.   Waiver. The waiver by Landlord of any term, covenant, or
               ------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

          c.   Notices.  All notices and demands which may or are to be required
               -------
or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may, from time to time, designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant.

          d.   Joint Obligation. If there be more than one Tenant the
               ----------------
obligations hereunder imposed upon Tenants shall be joint and several.

          e.   Marginal Headings. The marginal headings and Article titles to
               -----------------
the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          f.   Time. Time is of the essence of this Lease and each and all of
               ----
its provisions in which performance is a factor.

          g.   Successors and Assigns. The covenants and conditions herein
               ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          h.   Recordation. Neither the Landlord nor Tenant shall record this
               -----------
Lease or a short form memorandum hereof without the prior written consent of the other party.

          i.   Quiet Possession. Upon Tenant paying the rent reserved hereunder
               ----------------
and observing and performing all of the covenants, conditions and provisions of Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          j.     Late Charges. Tenant hereby acknowledges that late payment by
                 ------------
Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          k.   Prior Agreements. This Lease contains all of the agreements of
               ----------------
the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          l.   Attorneys' Fees.  In the event of any action or proceeding
               ---------------
brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

          m.   Sale of Premises by Landlord.  In the event of any sale of the
               ----------------------------
Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

          n.   Subordination, Attornment. Upon request of the Landlord, Tenant
               -------------------------
will, in writing, subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

          In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

          The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

          o.   Name. Tenant shall not use the name of the Building or of the
               ----
development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

          p.   Separability.  Any provision of this Lease which shall prove to
               ------------
be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          q.   Cumulative Remedies. No remedy or election hereunder shall be
               -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          r.   Choice of Law. This Lease shall be governed by the laws of the
               -------------
State in which the Premises are located.

          s.   Signs and Auctions. Tenant shall seek Landlord's written approval
               ------------------
for any signage to be place upon the Premises or Building, such approval shall not be unreasonably withheld. Any signage is subject to the City of Boulder Sign Code. Tenant shall not conduct any auction thereon without Landlord's prior written consent.

          t.   Landlord's Liability. The liabilities of Landlord, pursuant to
               --------------------
this Lease, shall be limited to the assets of Landlord. Tenant, its successors and assigns, hereby waives all right to proceed against any of the officers, shareholders, or directors of Landlord. The term "Landlord," as used in this article, shall mean only the owner or owners at the time in question of the fee title or an interest in a ground lease of the building. Notwithstanding anything to the contrary contained herein, the extent of Landlord's liability under this Lease shall be limited to the property of which the Premises herein are a part, and Tenant shall not seek any personal liability against Landlord or any of Landlord's shareholders.

          u.   Waiver of Jury Trial.  Landlord and Tenant waive trial by jury in
               --------------------
any action, proceeding or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

          v.   Arbitration. With the exception of an action to gain possession
               -----------
of the Premises, in the event of any other dispute arising out of this Agreement, the parties agree to submit that dispute to binding arbitration in Boulder, Colorado, according to the then existing rules for commercial arbitration of the American Arbitration Association. Either of the parties shall agree to submit the dispute to the Judicial Arbiter Group, or if they do not so agree, then each party shall appoint one (1) arbitrator. Those two (2) arbitrators shall select a third (3rd) arbitrator. The dispute shall be heard within forty-five (45) days of selection of the third arbitrator. The prevailing party shall be entitled to recover costs and attorneys' fees in addition to any other relief to which they may be entitled. A decision shall be rendered no later than ten (10) days after the close of the arbitration hearing.

          w.   Financial Statements. Tenant and any guarantors of Tenant's
               --------------------
obligations hereunder shall provide their most recent financial statement(s), including statements of income and expense and statements of net worth within 15 days following the request of Landlord. Landlord may request said statements once during any twelve (12) month period. Said statements shall be verified as being true and correct and Landlord agrees to keep said statements confidential, but may use the statements for purposes of obtaining financing upon the property. At the time Landlord requests financial statements from Tenant, Landlord shall advise Tenant to whom the statements will be submitted and Landlord shall, if requested to do so by Tenant, obtain dram such individual or entity a written agreement which shall provide that said financial statements will be and shall remain confidential. Within fifteen days after the execution of this Lease, Tenant shall submit to Landlord its most recent financial statements.

          x. Both Landlord and Tenant agree to act reasonably when acting or being requested to act in accordance with the terms and conditions of this Lease.

     30. BROKERS. Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease excepting only The Colorado Group, Inc.

and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

     31. MISCELLANEOUS

          a. Tenant shall use its best efforts to obtain charter approval in a timely manner, but not later than 90 days from the execution of this Lease agreement. The payment of rent shall commence upon branch approval, but not sooner than September 1, 1995, nor later than November 1, 1995. This Lease agreement is subject to Tenant receiving branch approval on or before November 1, 1995. If Tenant fails to receive branch approval on or before November 1, 1995, this Lease Agreement shall be null and void and of no further effect.

          b. A non-refundable deposit of SIX THOUSAND SEVEN HUNDRED FIFTY DOLLARS AND 00/100 ($6, 750.00) will be made at time of lease execution, and shall be applied to the basic rent, operating expenses and security deposit if the bank charter is approved. Landlord agrees to remove the space from the market while awaiting charter approval.

          c. Tenant at its expense shall have the right to install a night deposit box in a location mutually agreed upon by Landlord and Tenant.

          d. Any improvements or alterations made for Tenant's use of the Premises, except carpeting and the eastern hallway providing access to the rest room facilities, shall be at Tenant's expense and must be approved in writing by Landlord prior to the commencement of construction. Such approval shall not be unreasonably withheld. Tenant shall use Landlord's contractor or another contractor approved by Landlord, pursuant to the provisions of Paragraph 10 hereof.

          e.   Janitorial Service. Tenant shall provide janitorial service
               ------------------
within the Premises at its own expense.

          f.   Extended Lease Periods. Upon full and complete performance of all
               ----------------------
the terms, covenants and conditions herein contained by Tenant and payment of all rental due under the terms hereof, Tenant shall have the option to renew this Lease for one additional term of one (1) year. In the event Tenant desires to exercise said option, Tenant shall give written notice of such fact to Landlord not less than ninety (90) days nor more than one hundred twenty days
(120) prior to the expiration of the then current term of the Lease. In the event of such exercise, this Lease shall be deemed to be extended for the additional period; provided, however, the basic rental shall be at the then current market rate.

          g.   Option. Tenant shall have an option to lease office number 124.
               ------
This option will expire 18 months from occupancy date. Tenant shall pay all costs to remove the dividing wall between the Premises and office number 124.

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

     If this Lease has been filled in, it has been prepared for submission to Tenant's attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease, or the transactions relating thereto.

LANDLORD:                               TENANT:

CHRISMAN, BYNUM, AND                    EQUITABLE BANK OF LITTLETON
JOHNSON P.C.


By:  /s/ Byron R. Chrisman              By:   /s/ Charles E. Holmes
   --------------------------------        ------------------------------------
     Byron R. Chrisman                        Charles E. Holmes
     Secretary
     Senior Vice President
     1900 15th Street
     821 17th Street
     Boulder, Colorado 80302                  Denver, CO 80202